UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 9, 2015

RMG NETWORKS HOLDING CORPORATION

 (Exact Name of Registrant as Specified in Charter)

Delaware	001-35534	27-4452594
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

15301 North Dallas Parkway Suite 500 Addison, TX	75001
(Address of Principal Executive Offices)	(Zip Code)

(800) 827-9666

 (Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[_]

Written communications pursuant to Rule 425 under the Securities Act

[_]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[_]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02.  Results of Operations and Financial Condition.

On March 9, 2015, RMG Networks Holding Corporation (the “Company”) issued a press release announcing selected preliminary unaudited financial information for the quarter and year ended December 31, 2014 (the “Preliminary Results Press Release”). A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The Company has not finalized its financial statement closing process for the fourth quarter of fiscal year 2014.  As a result, the information in the Preliminary Results Press Release is preliminary and based upon information available to the Company as of the date of the Preliminary Results Press Release.  Items may be identified during the Company’s close process that will require the Company to make adjustments.  As a result, the estimates included in the Preliminary Results Press Release are subject to risks and uncertainties, including possible adjustments to preliminary operating results.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such filing.

Item 7.01  Regulation FD Disclosure.

On March 9, 2015, the Company is scheduled to present at the 27th Annual ROTH Conference. A copy of the materials that the Company will present at the conference is attached hereto as Exhibit 99.2 and incorporated herein by reference. A webcast of this presentation will be available at http://wsw.com/webcast/roth29/rmgn. This webcast will be archived for 90 days following the live presentation.

The information contained in this Item 7.01 and in the accompanying exhibit shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Forward-Looking Statements

The attached exhibits include “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. The Company’s actual results may differ materially from the Company’s expectations, estimates and projections and, consequently, readers should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s expectations with respect to future performance and anticipated growth.

Forward-looking statements contained in the exhibit involve significant risks and uncertainties that could cause actual results or events to differ materially from the Company’s expectations. Most of these factors are outside the Company’s control and difficult to predict. Factors that may cause such differences include, but are not limited to, those described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in Item 1A of Part II of the Company’s quarterly report on Form 10-Q for the quarter ended September 30, 2014, as well as other factors, including: the potential liquidity and trading of the Company’s securities; the limited operating history, and history of incurring significant net losses, of the Company’s Reach Media Group subsidiary; the competitive environment in the advertising markets in which the Company operates; the risk that the anticipated benefits of the combination of Reach Media Group or Symon Holdings Corporation, or of other acquisitions that the Company may complete, may not be fully realized; changing legislation and regulatory environments; business development activities, including the Company’s ability to contract with, and retain, customers on attractive terms; and success in retaining or recruiting, or changes required in, the Company’s management and other key personnel.

Item 9.01.     Financial Statements and Exhibits.

(d)

Exhibits.

Exhibit No.	Description
99.1	Press release issued March 9, 2015.
99.2	Investor Presentation dated March 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 9, 2015

RMG NETWORKS HOLDING CORPORATION

By:  /s/ David Mace Roberts

Name: David Mace Roberts

Title: SVP, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description
99.1	Press release issued March 9, 2015.
99.2	Investor Presentation dated March 2015.